Simplify Tax Aware Alternatives ETF

LQ

a series of Simplify Exchange Traded Funds

SUMMARY PROSPECTUS

April 6, 2026

Advised by: Simplify Asset Management Inc. 10845 Griffith Peak Drive 2/F Las Vegas, NV 89135

www.simplify.us/etfs	phone: 1 (855) 772-8488

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and statement of additional information dated April 6, 2026, are incorporated by reference into this summary prospectus. You can obtain these documents and other information about the Fund online at www.simplify.us/etfs or by calling 1-855-772-8488.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Shares of the Fund are listed and traded on The Nasdaq Stock Market LLC.

FUND SUMMARY – Simplify Tax Aware ALTERNATIVES ETF

Investment Objective: The Simplify Tax Aware Alternatives ETF (the “Fund” or “LQ”) seeks capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.25%
Fee Waiver(2)	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver	0.15%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	The Fund’s adviser has contractually agreed, through at least April 5, 2027, to reduce its management fees to 0.15% of the Fund’s average daily net assets. This agreement may be terminated only by the Simplify Exchange Traded Funds’ Board of Trustees.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$15	$70

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund is a new fund and has no portfolio turnover information as of the date of this Prospectus.

Principal Investment Strategies:

The Fund is an actively managed exchange-traded fund (“ETF”). The adviser seeks to achieve the Fund’s investment object by employing an alternatives investment approach. Alternatives in the Fund’s name refers to asset classes other than traditional domestic stocks and bonds, such as those commonly used in balanced fund strategies. These alternative assets are expected to have relatively low return correlations to domestic stocks (as represented by the S&P 500 Index) and domestic bonds (as represented by the Bloomberg Aggregate Index).

The Fund’s primary alternative asset classes are domestic and foreign: (i) commodities; (ii) currencies; (iii) real estate related securities; (iv) derivatives (a) options, (b) futures contracts, (c) forward contracts, and (d) swaps; (v) privately offered debt instruments, (vi) funds such as ETFs that employ specialized strategies such as option writing or macro strategies. The Fund uses options, forward contracts, futures, and swaps, as substitutes for reference asset classes when the adviser believes they offer higher expected returns than a direct investment. Commodities are those in the energy, metal, and agricultural sectors and are accessed through futures contracts and swaps linked to commodity-focused ETFs. Certain countries are considered emerging markets. The Fund considers an emerging market country to include any country that is (i) generally recognized to be an emerging market country by International Bank for Reconstruction and Development (commonly known as “the World Bank”); (ii) classified by the United Nations as a developing country; or (iii) included in the MSCI Emerging Markets Index. Certain lower rated debt instruments are commonly referred to as “junk bonds.” The Fund defines junk bonds as those rated below Baa3 by Moody’s Investors Service or below BBB- by Standard and Poor’s Rating Group, or, if unrated, determined by the adviser to be of similar credit quality.

The adviser selects among asset class focused ETFs for use as a derivative-linked reference asset based upon an ETF’s relative expenses, manager tenure, and liquidity. As of the date of this prospectus, the adviser anticipates investing predominately in swap contracts that reference alternative-linked ETFs and U.S. Government securities, such as T-bills. Fund’s adviser uses a flexible asset allocation approach to deploy the Fund’s portfolio across alternative-linked strategies. The adviser does not target percent allocations among alternative-linked instruments but rather takes an opportunistic approach. The adviser adjusts the Fund’s portfolio to rebalance strategic allocations when it determines an alternative asset class is more attractive.

Tax aware in the Fund’s name is a reference to a sub-strategy employed by the adviser. When designing the Fund’s portfolio, the adviser considers the potential tax burden that may accompany an asset class-representative instrument’s income or gains for taxable investors. For example, certain swaps on ETFs may generate more favorable long term capital gains rather than ordinary income. Additionally, the adviser may also employ holding period and rebalancing tactics to reduce the potential tax burden for taxable investors. These tactics include: (i) considering asset holding periods in an attempt to avoid short term capital gain treatment, (ii) selecting assets for disposition with a relatively higher tax basis, and (iii) disposing of assets with a tax loss to offset realized gains (tax harvesting). This tax aware sub-strategy is intended to supplement the Fund’s primary strategy by considering a balance between pure investment considerations and tax considerations.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” Fund.

When using certain derivatives (i.e. swaps, futures, and forward contracts) the Fund is required to post collateral to assure its performance to the counterparty. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; and/or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance. The following describes the risks the Fund bears directly and indirectly with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance.

Tax Aware Investment Risk. This sub-strategy may require trade-offs that reduce pretax income. Managing the Fund to consider after-tax returns may also potentially have a negative effect on the Fund’s performance. Because tax consequences are considered in managing the Fund, the Fund’s pre-tax performance may be lower than that of a similar fund that is not tax aware. Even though a tax aware sub-strategy is being used, it may not reduce the amount of taxable income and capital gains distributed by the Fund to shareholders, or the amount of Fund distributions that are taxable at ordinary income rates. Economic developments or unforeseeable redemptions may also reduce returns without any corresponding increase in tax efficiency.

Swaps Risk. Leverage inherent in swaps will tend to magnify the Fund’s losses if the reference asset or assets declines in price. These contracts involve exposure to credit risk because contract performance depends, in part, on the financial condition of the counterparty. If the creditworthiness of the counterparty declines, the Fund may not receive payments owed under the contract, or such payments may be delayed and the value of agreements with the counterparty can be expected to decline, potentially resulting in losses to the Fund.

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

●	Currency Futures Risk. Foreign currency contracts subject the Fund to currency trading risks that include market risk and country risk. Market risk results from adverse changes in exchange rates. Country risk arises because a government may interfere with transactions in its currency.

●	Interest Rate Futures Risk. Typically, a rise in interest rates causes a decline in the value of debt futures. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the debt futures held by the Fund.

●	Equity Futures Risk. Equity futures are subject to general market risks and may not track the equity indices for which they are intended to serve as substitutes.

●	Commodity Futures Risk

●	Energy Futures Risk. Energy prices may be adversely affected by fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions.

●	Metals Futures Risk. Precious and industrial metals prices may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the production costs of these metals. Precious metal prices may become volatile when they serve as a substitute for currencies.

●	Agriculture Futures Risk. Investing in the agriculture commodities markets through futures may subject the Fund to greater volatility than investments in traditional securities. Agriculture prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Forward Contract Risk. A decision as to whether, when, and how to use forward contracts involves the exercise of skill and judgment and even a well-conceived forward contract transaction may be unsuccessful because of market behavior or unexpected events. The primary risks associated with the use of forward contracts, which may adversely affect the Fund are possible lack of a liquid secondary market and the possibility that the counterparty will default as well as contract drafting risk, enforcement risk, and regulatory change risks.

Options Risk. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

Limited History Risk. The Fund is a new ETF and has a limited history of operations for investors to evaluate.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Foreign Investment Risk. The Fund may invest in securities domiciled in countries outside the U.S. that may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies or government entities. These companies and governmental entities may be subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards than those of U.S. markets.

Emerging Markets Risk. Investing in emerging market securities subjects the Fund not only the risks described above with respect to investing in foreign securities generally, but also other risks, including exposure to economic structures that are generally less diverse and mature, limited availability and reliability of information material to an investment decision, and exposure to political systems that can be expected to have less stability than those of developed countries. The market for derivative contracts in emerging market currencies and securities typically is smaller, which may result in a lack of liquidity and price volatility.

Foreign Currency Risk. The Fund may hold investments that provide exposure to non-U.S. currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and your investment in the Fund may experience losses.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities or duration will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

○	These risks are heightened for lower credit quality issuers, commonly known as “junk bond” issuers.

○	Privately offered debt instruments are also subject to liquidity risk.

REIT Risk. A real estate investment trust’s (REIT’s) performance depends on the types and locations of the rental properties it owns and on how well it manages those properties. Real estate values rise and fall in response to a variety of factors, including local and regional. and national economic conditions, interest rates and tax considerations.

Indirect Underlying Fund Risk. ETFs serve as reference assets for derivatives in which the Fund invests. These ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the indirect cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs is subject to its own specific risks, which are similar to the risks of the Fund.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risk. The Fund is structured as an ETF. As a result, the Fund is subject to the special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on The Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Performance: Because the Fund has only recently commenced investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholder semi-annually. Updated performance information will be available at no cost by visiting www.simplify.us or by calling 1 (855) 772-8488.

Investment Adviser: Simplify Asset Management Inc. (“SAMI”).

Portfolio Managers: David Berns, Chief Investment Officer of SAMI, and Paisley Nardini, Head of Multi-Asset Solutions of SAMI serve as portfolio managers of the Fund. Each have each served the Fund as a portfolio manager since it commenced operations in 2026 and are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.